American Funds College Target Date Series® Prospectus Supplement February 5, 2016 (for prospectus dated January 1, 2016)

1. The language below is added to the first paragraph in the "Sales charge reductions and waivers" section of the prospectus:

Sales charge waivers may not be available through certain financial intermediaries, due to the policies, procedures, trading platforms and/or systems of the financial intermediary. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus.

2. The language below is added to the third paragraph titled "Right of reinvestment" in the “Sales charge reductions and waivers” section of the prospectus:

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-164-0216P Printed in USA CGD/AFD/10039-S52610

American Funds College Target Date Series® Statement of Additional Information Supplement February 5, 2016 (for statement of additional information dated January 1, 2016)

1.       The last paragraph under the heading “Other purchases” in the “Sales charges” section of the statement of additional information is amended in its entirety to read as follows:

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable.

2.       The “Moving between accounts” paragraph in the “Sales charges” section of the statement of additional information is amended in its entirety to read as follows:

Moving between accounts — American Funds investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held direct with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems.

3.       The sentence below is added to the “Shareholder account services and privileges” section of the statement of additional information.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-167-0216O CGD/10149-S52613